UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

New Horizons Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Investors experienced a wild ride in 2009. Fortunately, they gained confidence that the severe economic recession was ending and that a recovery in economic growth was under way. Stock prices surged from the scary market lows in early March to record strong gains for the full calendar year. Just as the market decline from September 2008 to March 2009 was one of the steepest in history, the recovery from the March market lows was also one of the strongest ever.

As has often been the case historically, small-cap stocks, the focus of your fund’s investment program, were hit hardest during the last leg down in the market early in 2009. However, small-caps also led the way in the upturn. For the full year, large- and small-cap stocks posted similar gains while growth stocks, which your fund emphasizes, substantially outperformed value.

The New Horizons Fund gained 43.87% for the calendar year, its largest annual gain since 2003 and the seventh-largest annual increase in the fund’s 49-year history. However, the fund’s one-year return does not tell the whole story. From 2008 to the market low on March 9, the fund declined 21.08%, but then it surged 82.30% from March 9 through year-end 2009. Even with last year’s strong gain, the fund (and the overall market) has not made up for 2008’s record decline. For the 6- and 12-month periods ended December 31, 2009, your fund outperformed its primary benchmark, the Russell 2000 Growth Index, as well as the broader small-cap market as represented by the Russell 2000 Index. In addition, the fund outperformed its Lipper peer group index for both periods.

The fund’s longer-term relative performance against its Lipper category also remains strong. Lipper ranked the New Horizons Fund 127 out of 540, 78 out of 472, 87 out of 397, and 32 out of 217 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2009. For the past 1-, 3-, 5-, and 10-year periods ended December 31, 2009, the New Horizons Fund posted annualized returns of 43.87%, -2.19%, 2.37%, and 3.31% compared with returns of 38.03%, -4.58%, 0.25%, and -0.63% for the Lipper Small-Cap Growth Funds Index. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares.

MARKET ENVIRONMENT

What a year it has been for the stock market and for the economy. The 18-month market decline that ended in March 2009 was the largest bear market since the 1930s, with the broad S&P 500 stock market index suffering a 57% decline. The economy experienced its deepest recession since World War II, contracting by an annual rate of close to 6% in late 2008 and early 2009. The nation’s credit markets nearly froze up for a time, and many of the country’s largest banks came close to collapse. Fortunately, the government sprang into action and supplied unprecedented fiscal and monetary stimulus to the economy and the financial markets. The crisis passed, credit conditions eased, and the stock and bond markets turned around. The S&P 500 Index surged to gain nearly 65% from the market lows in March through year-end. Economic growth turned positive in the third and fourth quarters, and the outlook is for continued growth and recovery through 2010.

As noted earlier, small-cap stocks were the market leaders off of the lows as the Russell 2000 small-cap index rose 82% from March 9 through year-end. Growth stocks meaningfully outperformed value stocks for the full year. Growth company earnings generally outperformed value in the downturn as many financial firms (which compose a large portion of the value index) posted record losses. As the accompanying table shows, within the small-cap market, the small-cap value sector outperformed in the second half but underperformed sharply for the full year.

Economic and investment conditions are substantially better entering 2010 than they were a year ago. Businesses are rebuilding inventories that were cut drastically during the downturn, spurring economic growth. As consumer and business confidence has recovered, overall spending has stabilized. Globally, many emerging market countries, including China, India, and Brazil, grew right through the downturn and are helping pull the developed world out of its recession. Surprisingly, corporate profits, while down sharply, actually held up much better than many expected as companies relentlessly slashed costs. At present, the outlook for corporate earnings is actually quite strong. Interest rates are very low, and inflation remains benign.

Nevertheless, the economy still faces a number of challenges. The housing market has stabilized, but home prices have not yet begun to recover broadly, and housing starts remain extremely weak. Unemployment may have peaked but remains stubbornly high at around 10%. Consumers are still cautious, and consumer spending, the largest segment of the economy, is relatively weak. The large commercial real estate market is struggling, and banks remain cautious in their lending policies. Aided by continued massive stimulus from government spending programs, however, the economic outlook is vastly better than it was a year ago and should support further gains in stock prices in 2010.

PORTFOLIO REVIEW

For the most recent six-month period, all sectors aided the fund’s absolute returns. Information technology, the fund’s largest sector weighting, was the stellar performer, but strong-performing health care and consumer discretionary stocks added to the period’s gains. In the information technology (IT) sector, software, IT services, and many semiconductor holdings advanced smartly. Our telecommunication services holdings, which were hard-hit during the downturn, also bounced back nicely. Energy holdings, particularly energy services companies, posted solid returns.

Stock selection within the information technology sector was quite strong for the period and helped our relative returns against the benchmark. Most technology stocks, including our holdings, were hard hit in the market downturn. Technology earnings, however, generally held up better than expected, and technology valuations were very attractive at the market lows. The portfolio’s software holdings, including FactSet Research Systems, Bottomline Technologies, Concur Technologies, Red Hat, and Rovi, started to gain momentum shortly after the market bottomed in March. When it became clear that the worst of the financial crisis was over and the economy was turning around, these beaten-down, fast-growing software companies became extremely attractive. A number of them were beginning new product cycles, and virtually all of them generated higher-than-expected earnings, which only fueled the momentum. Several of them experienced gains of more than 100% since the beginning of last year. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Among our IT service companies, Global Payments was a standout. The company offers worldwide transaction processing services through its own electronic information networks, and as the global economy recovers, its volumes and transaction sizes are likely to increase. It is also benefiting from diversification moves into faster-growing Eastern European and Asian markets.

In communications equipment, Blue Coat Systems, a provider of applications to optimize and protect Web and mobile networks, advanced on stepped-up corporate and federal government spending on security. The company is well positioned to capitalize on the expected increase in hardware spending and expansion of corporate and federal networks. In telecommunication services, cell tower companies SBA Communications and Crown Castle both more than doubled in price during the year, as concerns over high debt levels eased and investors focused more on the strong growth trends in wireless communications. NII Holdings, which had some setbacks in 2008, rebounded in 2009. It continues to build an attractive franchise in the growing mobile phone business in Mexico, Brazil, and elsewhere in Latin America.

Our health care stocks contributed to our results but lagged other parts of the portfolio due to the uncertainty created by the government’s health care reform efforts. Henry Schein, our largest holding, was one of the fund’s largest contributors for the 12-month period. Although the domestic demand for dental and medical equipment and supplies moderated, aggressive cost-cutting and sound acquisitions enabled the company to report higher earnings for the year. Regardless of the final shape of health care reform, Henry Schein’s business should be relatively unaffected. Reform will also not affect IDEXX Laboratories, a new holding in 2009, which handles veterinary testing and lab work. Even in a recession, Americans spend money to care for their pets, and IDEXX performed well.

A number of the fund’s biotechnology companies reported important breakthroughs during the year, including Incyte and Human Genome Sciences, which were among the portfolio’s top 10 contributors for the six-month period. Incyte has a pipeline of various small-molecule medications to treat diseases such as psoriasis, myelofibrosis, HIV, and multiple sclerosis. Several are in their last phases of trials and close to being marketed. Earlier this year, Human Genome Sciences was struggling, but successful trials of its drug to treat lupus revived the firm’s fortunes. The company also has a lineup of drugs in late-stage development designed to treat chronic hepatitis C and certain types of cancers. We believe there is still considerable potential in biotechnology companies that are capable of developing novel drugs for serious unmet needs.

Our relatively small allocation to energy performed very well in 2009. Deep-sea drilling systems company FMC Technologies, the fund’s second-largest holding, was the portfolio’s largest contributor to 6- and 12-month performance. It more than doubled since the beginning of the year. Most of our other oil and energy holdings also posted substantial gains. Three energy holdings—Encore Acquisition, BJ Services, and Foundation Coal—were acquired during this period and helped performance in this sector.

Faced with a generally challenging consumer spending environment for the foreseeable future, we were not aggressive buyers of consumer discretionary names this year. Nevertheless, a number of our consumer-oriented holdings performed well. Casual restaurant chain Panera Bread experienced steady same-store sales growth, healthy margins and cash flow, and continued unit expansion. Lamar Advertising, a national billboard company, experienced a dip in its revenues, but we added the stock to the portfolio while it was out of favor earlier in the year. Judicious cost-cutting helped the company’s margins, and an improving economy should generate higher demand and rates for its billboard leases. Another strong consumer stock was Tempur-Pedic, the nation’s fourth-largest mattress maker. Despite weak sales, the company maintained profitability and is poised to take market share and deliver strong profits as consumer spending recovers. We are not expecting a strong rebound in consumer spending in 2010 and have tried to look for companies that can perform well in an overall environment of continued consumer belt-tightening.

The performance of the fund’s for-profit education holdings disappointed us. Normally, when economic conditions deteriorate and joblessness increases, people return to school to upgrade their skills. Despite higher enrollments across the board and generally decent financial performance, the for-profit segment has had to contend with a number of regulatory and operational issues—potential tuition price controls, limits on student financial aid, rising student loan default rates, and questions on the quality of the education experience—that put a damper on the group’s performance. The performance of the fund’s holdings varied widely. On the positive side was Capella Education, which primarily offers online graduate education and is under much less pressure about its programs. On the other hand, Corinthian Colleges, which offers career-focused programs in health care, business, legal, and technology that are more tied to the economic cycle, slipped on fears of rising student loan default rates. We still believe in the long-term potential of the for-profit education sector and are maintaining our holdings in the group.

Among the fund’s weak performers, Huron Consulting Group plummeted in the third quarter when the company was forced to restate its earnings due to improper accounting for acquisitions. The top two company officers resigned as a result. Online e-commerce company Digital River also plunged when it announced that Symantec, its largest customer, was no longer going to outsource its e-commerce operations to Digital River but would bring them in-house. Illumina, a maker of high-speed gene sequencing machines, fell short of analysts’ high expectations in the third quarter; investors also grew impatient waiting for the release of its next-generation sequencing machines. We think Illumina is well positioned to take advantage of the increasing demand for gene sequencing with its just-announced line of machines. Despite Palm’s impressive Pre and Pixi smartphones, its outstanding next-generation mobile computing software platform, and its respectable earnings, investors remain concerned about the company’s weak competitive position and shunned the stock late in the year. Our technology team believes Palm’s potential is underestimated, and we continue to own the stock.

Except for our lighter exposure to industrials and business services, sector diversification did not change meaningfully in the past 12 months. Information technology became our largest sector weighting, followed closely by health care. During the period, we initiated a position in SXC Health Solutions, a pharmacy benefits manager that should see an increase in demand for its services regardless of the outcome of health care reform. Other new holdings included language learning software provider Rosetta Stone, hazardous waste treatment leader Clean Harbors, leading hotel franchiser Choice Hotels International, and biopharmaceutical company AMAG Pharmaceuticals. In a poor year for merger and acquisition activity, 10 of our holdings were bought out. Some of the holdings that were acquired included Perot Systems, Omniture, FGX International, and Medarex. We expect the pace of takeover activity to pick up this year as cash-rich, large-cap companies turn more to acquiring faster-growing small-caps to fuel their future sales and earnings growth.

OUTLOOK

We look back on 2008 and 2009 with a sense of relief that we got through the worst economic downturn since the 1930s and the financial markets’ near breakdown at the peak of the credit crisis. The stock market upturn over the past 10 months tells us that the worst is over and that the U.S. economy is on the mend. Replenishment of depleted inventories, a pickup in exports, and continued government stimulus have helped stabilize the economy. Consumer spending, home sales, and business capital spending have all bottomed out and are no longer a drag on economic growth. However, consumer spending—which accounts for two-thirds of the economy—is unlikely to rebound as rapidly as in prior recoveries. Unemployment is likely to remain stubbornly close to the current 10% level well into 2010, and, with consumers still focused on repairing their damaged personal balance sheets, higher savings rates will crimp consumer spending.

With the recovery in housing and the overall consumer sector likely to be slow and extended, what will drive an extended economic recovery? The relatively robust economic growth in many emerging market countries—particularly China, India, and Brazil—will help stimulate our economy. Also, global deflation has kept prices in check, and, as a result, inflation and interest rates are likely to remain low in the near and intermediate term. Despite improved conditions in the banking sector, consumer and small business loans remain hard to come by, and both business and consumer confidence levels remain fragile. Record federal budget deficits and ongoing state and local government financial challenges are another impediment to a robust economic recovery. There is a strong likelihood that personal and corporate income tax rates will be raised. At this writing, potential regulatory reform of the financial services sector is another wild card, as is the outcome of the federal health care reform efforts. Neither is likely to help the private sector boost overall economic growth.

Last year’s strong market recovery has raised stock market valuation levels somewhat. Fortunately, the outlook for corporate profits is surprisingly good despite the still-weak overall U.S. economy. Corporate cost-cutting has allowed many companies to maintain margins and potentially benefit from even a modest pickup in sales growth. As the economy and corporate earnings continue to recover from the recent downturn, we believe that stock prices will show moderate gains in 2010 and over the next several years.

Small-cap stocks, which have led the market recovery from the March lows, should participate in any further market advance. However, small-cap company earnings, which are more economically sensitive than large-cap earnings, have been hit hard over the past two years. Further strength in small-cap stock prices relative to large-caps is dependent on a sharper earnings recovery for small-cap companies. Based on near-term price/earnings (P/E) valuations, small-caps appear somewhat expensive, selling at a historically high premium compared with large-caps. The New Horizons Fund’s relative P/E compared with the S&P 500 on expected 12-month forward earnings is 1.75, its highest level in more than 25 years.

We remain excited about our diversified portfolio of high-growth, small-cap companies, which we believe should be able to generate rapid earnings growth even in a relatively slow overall economic recovery. We believe the fund remains well positioned to deliver attractive absolute and relative returns to shareholders in the years ahead.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

January 29, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper averages: Benchmark that measures the average level of all mutual funds in a particular category as tracked by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000’s total market capitalization. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 97.0%		
CONSUMER DISCRETIONARY 17.5%		
Distributors 0.6%		
LKQ Corporation (1)	1,700,000	33,303
		33,303
Diversified Consumer Services 3.4%		
American Public Education (1)(2)	1,000,000	34,360
Apollo Group, Class A (1)	97,200	5,888
Archipelago Learning (1)	250,000	5,175
Bridgepoint Education (1)	1,200,000	18,024
Capella Education (1)(2)	850,000	64,005
Corinthian Colleges (1)	2,250,000	30,983
Grand Canyon Education (1)	350,000	6,654
K12 (1)	1,375,000	27,871
		192,960
Hotels, Restaurants & Leisure 4.1%		
Chipotle Mexican Grill (1)	350,000	30,856
Choice Hotels International	650,000	20,579
Orient-Express, Class A (1)	3,000,000	30,420
Panera Bread, Class A (1)	1,200,000	80,364
PF Chang's China Bistro (1)	1,000,000	37,910
WMS Industries (1)	800,000	32,000
		232,129
Household Durables 2.2%		
iRobot (1)	800,000	14,080
Ryland Group	950,000	18,715
Tempur-Pedic (1)	2,000,000	47,260
Toll Brothers (1)	2,300,000	43,263
		123,318
Internet & Catalog Retail 0.5%		
Blue Nile (1)	100,000	6,333
Drugstore.com (1)	1,600,000	4,944

Food & Staples Retailing 0.6%		
The Pantry (1)	450,000	6,116
Whole Foods Market (1)	950,000	26,077
		32,193
Total Consumer Staples		38,753
ENERGY 6.6%		
Energy Equipment & Services 5.0%		
Cameron International (1)	675,000	28,215
Complete Production Services (1)	2,000,000	26,000
FMC Technologies (1)	2,500,000	144,600
Helmerich & Payne	600,000	23,928
Key Energy Services (1)	971,900	8,543
Oil States International (1)	1,000,000	39,290
Smith International	400,000	10,868
		281,444
Oil, Gas & Consumable Fuels 1.6%		
Arena Resources (1)	88,745	3,827
Bill Barrett (1)	1,350,000	41,998
Concho Resources (1)	400,000	17,960
Goodrich Petroleum (1)	800,000	19,480
Mariner Energy (1)	500,000	5,805
		89,070
Total Energy		370,514
FINANCIALS 6.3%		
Capital Markets 2.7%		
Cohen & Steers	500,000	11,420
GFI Group	3,000,000	13,710
Greenhill	423,806	34,006
Penson Worldwide (1)	550,000	4,983

Riskmetrics (1)	2,000,000	31,820
Trian Acquisition I, Equity Units (1)	1,380,100	13,587
Waddell & Reed Financial, Class A	1,374,020	41,963
		151,489
Commercial Banks 1.2%		
East West Bancorp, Acquisition Date: 11/06/09 Acquisition Cost $3,746 (3)	414,400	6,220
Pinnacle Financial Partners (1)	800,000	11,376
Signature Bank (1)	1,200,000	38,280
Texas Capital Bancshares (1)	500,000	6,980
Western Alliance Bancorp (1)	1,750,000	6,615
		69,471
Diversified Financial Services 1.5%		
Highlands Acquisition, Equity Units (1)	821,200	0
Iridium Communications (1)	1,945,800	15,625
Iridium Communications, Warrants, 2/14/13 (1)	1,595,800	4,644
Liberty Acquisition Holdings, Equity Units (1)	1,754,200	17,191
MSCI, Class A (1)	1,450,000	46,110
		83,570
Insurance 0.9%		
Assured Guaranty	728,900	15,861
E-Health (1)	388,800	6,388
Infinity Property & Casualty	325,000	13,208
Max Capital Group	632,753	14,110
		49,567
Total Financials		354,097
HEALTH CARE 21.3%		
Biotechnology 7.7%		
Acadia Pharmaceuticals, Warrants, 4/20/10 Acquisition Date: 4/20/05, Acquisition Cost $0 (1)(3)	520,000	0

Alexion Pharmaceuticals (1)	950,000	46,379
AMAG Pharmaceuticals (1)	500,000	19,015
Array BioPharma (1)	1,117,700	3,141
BioMarin Pharmaceutical (1)	1,325,000	24,923
Dyadic International (1)	900,000	2,124
Dyadic International, Warrants, 5/30/10 Acquisition Date: 12/1/06, Acquisition Cost $0 (1)(3)	160,000	0
Exelixis (1)	3,550,000	26,163
Human Genome Sciences (1)	1,500,000	45,900
Idenix Pharmaceuticals (1)	1,500,000	3,225
Incyte (1)	5,840,100	53,203
Infinity Pharmaceuticals (1)	699,163	4,321
Lexicon Pharmaceuticals (1)	3,250,000	5,525
Micromet (1)	250,000	1,665
Momenta Pharmaceuticals (1)	1,700,000	21,437
Myriad Genetics (1)	225,000	5,873
ONYX Pharmaceuticals (1)	352,778	10,351
OSI Pharmaceuticals (1)	725,000	22,497
Pharmasset (1)	1,100,000	22,770
Regeneron Pharmaceuticals (1)	2,000,000	48,360
Seattle Genetics (1)	1,400,000	14,224
Vertex Pharmaceuticals (1)	1,225,000	52,491
Zymogenetics (1)	600,000	3,834
		437,421

Health Care Equipment & Supplies 2.4%

AGA Medical Holdings (1)	455,000	6,720
ArthroCare (1)	469,892	11,137
Conceptus (1)(2)	1,600,000	30,016
IDEXX Laboratories (1)	435,000	23,246
Immucor (1)	150,000	3,036
Lemaitre Vascular (1)	500,000	2,500
Masimo (1)	123,400	3,754
ResMed (1)	750,000	39,203

Stereotaxis (1)	911,300	3,581
Wright Medical Group (1)	700,000	13,265
		136,458
Health Care Providers & Services 7.6%		
Amerigroup (1)	1,950,000	52,572
Catalyst Health Solutions (1)	1,300,000	47,411
Centene (1)	1,275,000	26,992
Coventry Health Care (1)	850,000	20,646
DaVita (1)	425,000	24,964
Healthways (1)	1,300,000	23,842
Henry Schein (1)	3,550,000	186,730
PSS World Medical (1)	1,000,000	22,570
Psychiatric Solutions (1)	400,000	8,456
Select Medical Holdings (1)	785,000	8,337
VCA Antech (1)	225,000	5,607
		428,127
Health Care Technology 1.7%		
Computer Programs & Systems	245,000	11,282
Eclipsys (1)	900,000	16,668
HealthStream (1)(2)	2,300,000	9,085
MedAssets (1)	1,102,863	23,392
SXC Health Solutions (1)	600,000	32,370
Vital Images (1)	196,948	2,499
		95,296
Life Sciences Tools & Services 0.8%		
Illumina (1)	938,000	28,750
Luminex (1)	1,000,000	14,930
		43,680
Pharmaceuticals 1.1%		
Alexza Pharmaceuticals (1)	1,477,500	3,546

Builders FirstSource, Rights, 1/14/10 (1)	1,450,029	355
		3,435
Commercial Services & Supplies 3.8%		
American Reprographics (1)	500,000	3,505
Clean Harbor (1)	250,000	14,903
EnerNOC (1)	1,100,000	33,429
GEO (1)	1,000,000	21,880
IHS (1)	534,500	29,296
Innerworkings (1)	500,000	2,950
Mobile Mini (1)(2)	2,150,000	30,293
Waste Connections (1)	2,350,000	78,349
		214,605
Electrical Equipment 1.0%		
A123 System (1)	728,900	16,357
Acuity Brands	800,000	28,512
GT Solar International (1)	2,000,000	11,120
		55,989
Industrial Conglomerates 1.6%		
Roper Industries	1,707,800	89,437
		89,437
Machinery 1.7%		
Actuant, Class A	2,900,000	53,737
Colfax (1)	1,250,000	15,050
Energy Recovery (1)	700,000	4,816
Middleby (1)	500,000	24,510
		98,113
Professional Services 3.1%		
Administaff	500,098	11,797
Advisory Board (1)(2)	1,000,000	30,660
Corporate Executive Board	1,000,000	22,820

Huron Consulting Group (1)	809,000	18,640
Korn/Ferry (1)(2)	2,900,000	47,850
Resources Connection (1)	1,650,000	35,013
School Specialty (1)	363,921	8,512
		175,292
Trading Companies & Distributors 1.8%		
Beacon Roofing Supply (1)	500,000	8,000
H&E Equipment Services (1)	1,000,000	10,490
Interline Brands (1)(2)	1,750,000	30,222
MSC Industrial Direct	1,150,000	54,050
		102,762
Total Industrials & Business Services		858,834
INFORMATION TECHNOLOGY 22.3%		
Communications Equipment 2.0%		
Airspan Networks (1)(2)	100,000	47
Blue Coat Systems (1)	1,160,500	33,121
F5 Networks (1)	300,000	15,894
Finisar (1)	2,000,000	17,840
Infinera (1)	1,000,000	8,870
Palm (1)	2,000,000	20,080
Riverbed Technology (1)	525,000	12,059
Sonus Networks (1)	1,500,000	3,165
		111,076
Computers & Peripherals 0.3%		
Intevac (1)(2)	1,555,000	17,836
		17,836
Electronic Equipment, Instruments & Components 1.9%		
DTS (1)	600,000	20,526
FARO Technologies (1)(2)	1,200,000	25,728
IPG Photonics (1)	500,000	8,370

National Instruments	700,000	20,615
Orbotech (1)	950,000	8,901
Trimble Navigation (1)	970,000	24,444
		108,584

Internet Software & Services 2.5%

Art Technology Group (1)	3,750,000	16,912
Constant Contact (1)(2)	1,550,000	24,800
Digital River (1)	175,000	4,723
OpenTable (1)	538,200	13,703
Rackspace Hosting (1)	500,000	10,425
SAVVIS (1)	1,000,000	14,050
SoundBite Communications (1)	300,000	870
Taleo, Class A (1)	1,053,900	24,788
The Knot (1)	1,069,100	10,766
Vocus (1)	825,000	14,850
WebMD Health (1)	116,600	4,488
		140,375

IT Services 4.0%

Genpact (1)	1,350,000	20,115
Global Payments	1,950,000	105,027
Kratos Defense & Security Solutions (1)	550,000	5,803
Neustar, Class A (1)	1,500,000	34,560
Paychex	95,200	2,917
Sapient (1)	875,000	7,236
SkillSoft, ADR (1)	2,650,000	27,772
TNS (1)	700,000	17,983
		221,413

Semiconductor & Semiconductor Equipment 4.7%

Advanced Analogic Technologies (1)	631,700	2,489
Altera	450,000	10,184
Analog Devices	250,000	7,895
Cavium Networks (1)	650,000	15,490

Cognex	1,025,000	18,163
Cymer (1)	475,000	18,230
FEI (1)	1,625,000	37,960
Formfactor (1)	190,000	4,134
Intersil Holding, Class A	1,500,000	23,010
Mellanox Technologies (1)	1,100,000	20,746
PDF Solutions (1)	950,000	3,658
PMC-Sierra (1)	2,650,000	22,949
Rubicon Technology (1)	875,000	17,771
Semtech (1)	1,300,000	22,113
Silicon Laboratories (1)	450,000	21,753
Teradyne (1)	1,200,000	12,876
TranSwitch (1)	100,000	210
Xilinx	250,000	6,265
		265,896
Software 6.9%		
Ariba (1)	1,500,000	18,780
Blackboard (1)	825,000	37,447
Bottomline Technologies (1)	1,200,000	21,084
Cadence Design Systems (1)	6,000,000	35,940
Concur Technologies (1)	500,000	21,375
DemandTec (1)	500,000	4,385
EPIQ Systems (1)(2)	2,100,000	29,379
FactSet Research Systems	1,650,000	108,685
Fortinet (1)	400,000	7,028
Gameloft (EUR)(1)	1,106,911	5,543
Jack Henry & Associates	194,400	4,495
Phoenix Technologies (1)(2)	2,250,000	6,188
Red Hat (1)	250,000	7,725
RightNow Technologies (1)	750,000	13,027
Rosetta Stone (1)	925,000	16,604
Rovi (1)	800,000	25,496
Salary.com (1)(2)	1,200,000	2,820

Symyx Technologies (1)	100,000	550
TiVo (1)	900,000	9,162
Ultimate Software Group (1)	450,000	13,216
Wave Systems (1)	500,000	710
		389,639
Total Information Technology		1,254,819
MATERIALS 1.4%		
Chemicals 1.2%		
Intrepid Potash (1)	850,000	24,794
Koppers	900,000	27,396
Rockwood Holdings (1)	400,000	9,424
Senomyx (1)(2)	1,919,500	7,237
		68,851
Metals & Mining 0.2%		
Haynes International	300,000	9,891
		9,891
Total Materials		78,742
TELECOMMUNICATION SERVICES 5.7%		
Diversified Telecommunication Services 0.8%		
CBeyond (1)	1,100,000	17,325
Neutral Tandem (1)	500,000	11,375
TW Telecom (1)	1,000,000	17,140
		45,840
Wireless Telecommunication Services 4.9%		
Crown Castle International (1)	1,650,000	64,416
Leap Wireless International (1)	750,000	13,162
NII Holdings, Class B (1)	3,620,300	121,570
SBA Communications (1)	1,943,800	66,400

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/09	Value 12/31/08
Actuant, Class A	$ -	$ 1,159	$ 120	$ *	$ 57,060
Advisory Board	701	6,558	-	30,660	24,802
Airspan Networks	-	2,963	-	47	273
American Public Education	25,926	704	-	34,360	*
Bottomline Technologies	14	3,845	-	*	10,636
Capella Education	9,247	7,239	-	64,005	*
Christopher & Banks	-	636	349	14,478	10,976
Clark Holdings Equity Units	-	214	-	417	668
Clark Holdings Warrants, 2/15/11	-	-	-	6	6
Conceptus	360	682	-	30,016	24,733
Constant Contact	27,826	946	-	24,800	-
deCode genetics	-	27,171	-	-	632
Dolan Media	8,348	260	-	20,420	*
EPIQ Systems	31,688	613	-	29,379	-
EPIX Pharmaceuticals	-	13,801	-	-	2,853
FARO Technologies	585	726	-	25,728	20,232
FGX International Holdings	1,646	5,992	-	*	16,488
Global Brands Acquisition	13,371	13,371	-	-	-

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $115,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2009, the fund realized $68,268,000 of net gain on $149,586,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2009. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2009, totaled $9,625,000 for the year ended December 31, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,214,068,000 and $1,470,677,000, respectively, for the year ended December 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to the current net operating loss and redemptions in kind. For the year ended December 31, 2009, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2009 and December 31, 2008, were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, expire: $2,437,000 in fiscal 2010 and $177,813,000 in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Associates, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $98,000 for Price Associates; $1,651,000 for T. Rowe Price Services, Inc.; and $3,225,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2009, the fund was charged $190,000 for shareholder servicing costs related to the college savings plans, of which $130,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2009, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2009, the fund was allocated $118,000 of Spectrum Funds’ expenses and $1,336,000 of Retirement Funds’ expenses. Of these amounts, $981,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2009, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and 13% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 156,889 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $3,082,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $3,082,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company; President, New Horizons Fund
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly cofounder and Chief
Operating Officer, Rivanna Pharmaceuticals
(to 2006); student, Darden Graduate School of
Business, University of Virginia (to 2004)

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Graham M. McPhail (1975)	Employee, T. Rowe Price; formerly Analyst, The
Vice President	Boston Company Asset Management (to 2008);
Junior Portfolio Manager, J.L. Kaplan Associates
(to 2006)

Joshua B. Nelson (1977)	Vice President, T. Rowe Price; formerly Assistant
Vice President	Vice President of Investment Banking, Citigroup
Global Markets, Inc. (to 2005)

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Harvard Business
School (to 2006); Associate, MDT Advisers (to
2004)

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Ashley R. Woodruff, CFA (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Senior Vice President and
Senior Restaurants Analyst, Friedman, Billings,
Ramsey & Co. (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010